SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

June 13, 2012

Date of Report (Date of Earliest Event Reported)

Earth Energy Reserves, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-51489	75-2000774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

671 Heinz Parkway
Estes Park, CO	80517
(Address of principal executive offices)	(Zip Code)

(970) 577-8325

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2012, Steven A. Kranker submitted his resignation, with thirty (30) days compulsory notice, as chief executive officer, president and director of the registrant.  Mr. Kranker cited a material reduction in (or a failure to pay or provide a material portion of) his base salary or benefits payable under his employment agreement and a material and adverse change in his powers, duties, responsibility and functions as an executive officer and director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 20, 2012

Earth Energy Reserves, Inc.

/s/James E. Hogue

James E. Hogue

Chairman of the Board of Directors